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                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

                                BY AND BETWEEN

                                RAGS III (SELLER)
                                      AND
                         RULE INDUSTRIES, INC. (BUYER)

               1 KONDELIN ROAD, GLOUCESTER, MASSACHUSETTS 01930

                                                                 EXECUTION COPY
                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE 1
                                   ---------

                         DEFINITIONS/PURCHASE AND SALE...................   -1-
                         -----------------------------
1.1 Definitions..........................................................   -1-
    -----------
1.2 Purchase and Sale of Assets..........................................   -1-
    ---------------------------
               1.2.1 Real Property.......................................   -1-
                     -------------
               1.2.2 Improvements........................................   -1-
                     ------------
               1.2.3 Personal Property...................................   -1-
                     -----------------
               1.2.4 Contracts...........................................   -1-
                     ---------

                                   ARTICLE 2
                                   ---------

                                PURCHASE PRICE...........................   -2-
                                --------------
2.1 Purchase Price.......................................................   -2-
    --------------
2.2 Terms of Payment.....................................................   -2-
    ----------------
               2.2.1 Deposit.............................................   -2-
                     -------
               2.2.2 Balance of Purchase Price...........................   -2-
                     -------------------------
2.3 Allocation of Purchase Price.........................................   -2-
    ----------------------------
2.4 Instructions.........................................................   -2-
    ------------

                                   ARTICLE 3
                                   ---------

                             BUYER'S DUE DILIGENCE.......................   -3-
                             ---------------------
3.1 Inspection Period....................................................   -3-
    -----------------
               3.1.1 Title Commitment....................................   -3-
                     ----------------
               3.1.2 Survey..............................................   -3-
                     ------
               3.1.3 Buyer's Title Objections............................   -3-
                     ------------------------
               3.1.4 Future Encumbrances.................................   -3-
                     -------------------
3.2 Buyer's Discretionary Termination....................................   -4-
    ---------------------------------

                                   ARTICLE 4
                                   ---------

                            CONDITION OF THE ASSETS......................   -4-
                            -----------------------
4.1 Condition of the Assets; No Warranty; Buyer's Assumption of Risk.....   -4-
    ----------------------------------------------------------------
               4.1.1 Physical Condition of the Assets....................   -4-
                     --------------------------------
               4.1.2 Development Potential of the Assets.................   -5-
                     -----------------------------------
               4.1.3 Legal Compliance of Assets..........................   -5-
                     --------------------------
               4.1.4 Insurance...........................................   -5-
                     ---------
               4.1.5 Condition of Title..................................   -5-
                     ------------------
4.2 No Warranty or Representation........................................   -5-
    -----------------------------
4.3 Buyer's Assumption of Risk - Release.................................   -6-
    ------------------------------------
4.4 Survival.............................................................   -6-
    --------

                                  ARTICLE 5..............................   -6-
                                  ---------

                    SELLER'S REPRESENTATIONS AND WARRANTIES..............   -6-
                    ---------------------------------------
5.1 Seller's Representations and Warranties..............................   -6-
    ---------------------------------------
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               5.1.1 Good Standing.......................................   -6-
                     -------------
               5.1.2 Due Authority.......................................   -6-
                     -------------
               5.1.3 Consents............................................   -6-
                     --------
               5.1.4 No Default..........................................   -6-
                     ----------

                                  ARTICLE 6..............................   -7-
                                  ---------

                    BUYER'S REPRESENTATIONS AND WARRANTIES...............   -7-
                    --------------------------------------
6.1 Buyer's Representations and Warranties...............................   -7-
    --------------------------------------
               6.1.1 Good Standing.......................................   -7-
                     -------------
               6.1.2 Due Authority.......................................   -7-
                     -------------
               6.1.3 Consents............................................   -7-
                     --------
               6.1.4 No Default..........................................   -7-
                     ----------

                                   ARTICLE 7
                                   ---------

                   OBLIGATIONS OF THE PARTIES UNTIL CLOSING..............   -7-
                   ----------------------------------------
7.1 Obligations of the Parties Until the Closing.........................   -7-
    --------------------------------------------
               7.1.1 Leases..............................................   -7-
                     ------
               7.1.2 Insurance Coverage..................................   -7-
                     ------------------


                                   ARTICLE 8
                                   ---------

                          CASUALTY LOSS/CONDEMNATION.....................   -8-
                          --------------------------
               8.1 Risk of Loss..........................................   -8-
                   ------------
               8.2 Casualty Loss.........................................   -8-
                   -------------
               8.3 Non-Substantial Casualty..............................   -8-
                   ------------------------
               8.4 Substantial Casualty..................................   -8-
                   --------------------
               8.5 Condemnation..........................................   -8-
                   -------
               8.6 Non-Substantial Condemnation..........................   -8-
                   ----------------------------
               8.7 Substantial Condemnation..............................   -8-
                   ------------------------

                                   ARTICLE 9
                                   ---------

                                    CLOSING..............................   -9-
                                    -------
               9.1 Closing...............................................   -9-
                   -------
               9.2 Seller's Closing Documents............................   -9-
                   --------------------------
                                9.2.1 Deed...............................   -9-
                                      ----
                                9.2.2 Bill of Sale.......................   -9-
                                      ------------
                                9.2.3 Assumption of Leases...............   -9-
                                      --------------------
                                9.2.4 Non-Foreign Affidavit..............   -9-
                                      ---------------------
                                9.2.5 Keys...............................   -9-
                                      ----
                                9.2.6 Seller's Authorization.............   -9-
                                      ----------------------
                                9.2.7 Additional Documents...............   -9-
                                      --------------------
                                9.2.8 Closing Instructions to Title
                                      -----------------------------
                                        Company..........................   -9-
                                        -------
               9.3 Buyer's Closing Documents.............................   -9-
                   -------------------------
                                9.3.1 Purchase Price.....................   -9-
                                      --------------
                                9.3.2 Buyer's Authorization..............  -10-
                                      ---------------------
                                9.3.3 Notice to Tenants..................  -10-
                                      -----------------
                                9.3.4 Buyer's Closing Certificate........  -10-
                                      ---------------------------
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                                9.3.5 Additional Documents...............  -10-
                                      --------------------
               9.4 Buyer's Closing Costs.................................  -10-
                   ---------------------
                                9.4.1 Recording Fees.....................  -10-
                                      --------------
                                9.4.2 Premium - Owner Policy.............  -10-
                                      ----------------------
                                9.4.3 Buyer's Pro Rata Share.............  -10-
                                      ----------------------
                                9.4.4 Buyer's Miscellaneous Costs........  -10-
                                      ---------------------------
               9.5 Seller's Closing Costs................................  -10-
                   ----------------------
                                9.5.1 Seller's Attorney's Fees ..........  -10-
                                      ------------------------
                                9.5.2 Recording Fees ....................  -10-
                                      --------------
                                9.5.3 Seller's Pro Rata Share ...........  -10-
                                      -----------------------
                                9.5.4 Seller's Miscellaneous Closing
                                      ------------------------------
                                       Costs ............................  -10-
                                       -----

                                  ARTICLE 10
                                  ----------

                            PRORATIONS/ADJUSTMENTS ......................  -11-
                            ----------------------
10.1 Costs and Prorations ..............................................  -11-
     --------------------
               10.1.1 Transfer Costs ....................................  -11-
                      --------------
               10.1.2 Property Tax and Betterment Proration ............  -11-
                      --------------------------------------
               10.1.3 Leases/Rent  ......................................  -11-
                      -----------
               10.1.4 Utilities .........................................  -11-
                      ---------
               10.1.5 Insurance .........................................  -11-
                      ---------
               10.1.6 Permits ...........................................  -11-
                      -------
               10.1.7 Deposits Held by Others ...........................  -12-
                      -----------------------
               10.1.8 Other Expenses ....................................  -12-
                      --------------

                                  ARTICLE 11
                                  ----------

                              BROKERS' COMMISSION .......................  -12-
                              -------------------
               11.1 Commission ..........................................  -12-
                    ----------
               11.2 Superseding Agreement ..............................  -12-
                    ----------------------

                                  ARTICLE 12
                                  ----------

                                   NOTICES ..............................  -12-
                                   -------
12.1 Notices ............................................................  -12-
     -------

                                  ARTICLE 13
                                  ----------

                                INDEMNIFICATION .........................  -13-
                                ---------------
               13.1 Indemnification by a Party ..........................  -14-
                    --------------------------
               13.2 Seller's Indemnity ..................................  -14-
                    ------------------
                                13.2.1 Contracts ........................  -14-
                                       ---------
                                13.2.2 Property Taxes ...................  -14-
                                       --------------
                                13.2.3 Personal Injury ..................  -14-
                                       ---------------
               13.3 No Third Party Beneficiary - Limited Liability of
                    -------------------------------------------------
                     Seller .............................................  -14-
                     ------
               13.4 Buyer's Indemnity ...................................  -14-
                    -----------------
                                13.4.1 Property Taxes ...................  -15-
                                       --------------
                                13.4.2 Personal Injury ..................  -15-

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                                13.4.3 Hazardous Materials  .............  -15-
                                       -------------------

                                  ARTICLE 14
                                  ----------

                               DEFAULT/REMEDIES .........................  -15-
                               ----------------
14.1 Buyer's Default ....................................................  -15-
     ---------------
14.2 Seller's Default ...................................................  -15-
     ----------------
14.3 Attorney's Fees ....................................................  -15-
     ---------------
14.4 No Waiver ..........................................................  -15-
     ---------

                                  ARTICLE 15
                                  ----------

                                 MISCELLANEOUS ..........................  -16-
                                 -------------
15.1 Buyer's Purchase ...................................................  -16-
     ----------------
15.2 Entire Agreement ...................................................  -16-
     ----------------
15.3 Time is of the Essence .............................................  -16-
     ----------------------
15.4 Saturday, Sunday, and Legal Holidays; Times ........................  -16-
     -------------------------------------------
15.5 Presumption Concerning Interpretation and Construction .............  -16-
     ------------------------------------------------------
15.6 Articles/Section Headings ..........................................  -16-
     -------------------------
15.7 Non-recordation ....................................................  -16-
     ---------------
15.8 Waivers; Modifications .............................................  -16-
     ----------------------
15.9 Governing Law; Venue ...............................................  -16-
     --------------------
15.10 Materiality .......................................................  -17-
      -----------
15.11 Relationship of Parties ...........................................  -17-
      -----------------------
15.12 Number of Gender of Words .........................................  -17-
      -------------------------
15.13 Counterparts ......................................................  -17-
      ------------

                                  ARTICLE 16
                                  ----------

                                 DEFINITIONS ............................  -17-
                                 -----------

                                       -iv-
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                                                                  EXECUTION COPY

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


          THIS PURCHASE AND SALE AGREEMENT (the "Agreement") made as of the latest date of execution hereof (the "Effective Date") by and between RAGS III, a general partnership, with a principal office at 2 Fox Place, Newton Centre, MA 02159 ("Seller"), and RULE INDUSTRIES, INC., a Massachusetts corporation, with a principal place of business at 70 Blanchard Road, Burlington, MA 01803 ("Buyer"). Seller and Buyer are sometimes collectively referred to as the "Parties" or individually as a "Party".


                                   ARTICLE 1
                                   ---------

                         DEFINITIONS/PURCHASE AND SALE
                         -----------------------------

          1.1 Definitions. The capitalized terms in this Agreement shall have
              -----------
the meanings set forth in Article 16, unless the context otherwise requires.

          1.2 Purchase and Sale of Assets. Pursuant to the provisions of this
              ---------------------------
Agreement, at Closing, Seller shall sell, transfer, grant, assign, deliver and convey to Buyer, and Buyer shall purchase, acquire, accept and assume from Seller, all right, title and interest of Seller in and to the following:

               1.2.1 Real Property. The real property situated in Gloucester,
                     -------------
Massachusetts, more particularly described on Exhibit 1.2.1, together with all
                                              --------------
right, title and interest of Seller in and to any and all strips or gores, roads, easements, streets, and ways bordering upon such real property, and rights of ingress and egress thereto (collectively the "Real Property");

               1.2.2 Improvements. All improvements situated upon the Real
                     ------------
Property including, without limitation, those certain buildings, structures, fixtures, assigns and other improvements of every kind and nature presently situated on, in, under or hereafter erected, installed or used in or about the Real Property located at 1 Kondelin Road, Gloucester, Massachusetts 01930 (collectively the "Improvements");

               1.2.3 Personal Property. All tangible personal property owned by
                     -----------------
Seller on the Closing Date and attached to or used in connection with the ownership, maintenance or operation of the Real Property or the Improvements (collectively the "Personal Property");

               1.2.4 Contracts. To the extent, on the Closing Date, the same are
                     ---------
existing, effective, assignable, and relate to the Assets (i) all contracts and/or agreements, including, without limitation, maintenance, service, supply, employment, leasing, and utility service contracts, but expressly excluding contracts of insurance, and (ii) all warranties, indemnities and guaranties thereunder; and

The Real Property, Improvements, Personal Property, Prepaid Accounts, Leases, Rents, and Deposits, Contracts and Permits which are actually transferred to Buyer at the Closing are hereinafter referred to collectively as the "Assets".

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                                                                  EXECUTION COPY

                                   ARTICLE 2
                                   ---------

                                PURCHASE PRICE
                                --------------

          2.1 Purchase Price. Seller agrees to sell and Buyer agrees to purchase
              --------------
the Assets for Two Million Four Hundred Thousand Dollars ($2,400,000.00) (the "Purchase Price"), subject to the terms, conditions and adjustments set forth in this Agreement. The Purchase Price was determined by appraisal pursuant to
Article 24, Section 24.1 of the Extended Lease as herein defined, and the Seller and Buyer agree that the Purchase Price represents fair market value for the Property as required by the Extended Lease.

          2.2 Terms of Payment. The Purchase Price shall be paid as follows:
              ----------------

               2.2.1 Deposit. Upon execution and delivery by the Parties of this
                     -------
Agreement, Seller shall and Buyer concurs, credit from the Buyer's security deposit held under the terms of the Amended Lease Agreement between Seller as landlord and Buyer as tenant dated November 25, 1985 as extended (the "Extended Lease"), One Hundred Twenty Thousand Dollars ($120,000.00) which sums shall be held by Seller as an earnest money deposit (the "Deposit").

               2.2.2 Balance of Purchase Price. At Closing (i) the Deposit shall
                     -------------------------
be paid to Seller and shall be credited against the balance of the Purchase Price, and (ii) Buyer shall deliver to Seller, as the balance of the Purchase Price, the sum of Two Million Two Hundred Eighty Dollars ($2,280,000.00) by wire transfer of immediately available federal funds in Boston, Massachusetts, actually received and unconditionally available for distribution by the Title Company prior to Noon on the Closing Date, as adjusted by all adjustments, offsets and prorations provided for in this Agreement.

          2.3 Allocation of Purchase Price. The Parties shall allocate the
              ----------------------------
Purchase Price among the various items comprising the Assets using the allocation method required by (S)1060 of the Code. The Parties agree to report the federal, state and local income and other tax consequences of the transactions contemplated by this Agreement, and in particular, to report the information required by (S)1060(b) of the Code, in a manner consistent with such agreed upon allocation, and the Parties shall not take any position inconsistent with such agreed upon allocation of the Purchase Price upon the examination of any tax return, refund, claim and any litigation, investigation or otherwise.

          2.4 Instructions. Seller shall hold the Deposit subject to the terms
              ------------
of this Agreement. If the Closing does not occur for any reason other than default of Buyer of its obligations hereunder, the Deposit shall forthwith be refunded to Buyer.

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                                                                  EXECUTION COPY

                                   ARTICLE 3
                                   ---------

                             BUYER'S DUE DILIGENCE
                             ---------------------

          3.1 Inspection Period. From the Effective Date until 5:00 p.m. on
              -----------------
November 2, 1995, (the "Inspection Period"), with reasonable prior notice to Seller, Buyer and Buyer's designated agents, employees and independent contractors shall have the right, at Buyer's sole risk, cost, and expense, during normal business hours and with as little disruption as possible to the operation of the Tenants, to enter upon the Real Property and the Improvements; to conduct engineering, environmental, operational, market, economic feasibility, and other inspections, studies, and tests of the Assets; to review and analyze the Assets, the Condition of the Assets, and otherwise to evaluate and assess the Assets. Buyer hereby agrees to indemnify Seller against all liability attributable to such entry, inspections, studies and tests, including, without limitation, liability resulting from the Condition of the Assets or any negligence of Seller. Seller shall make available to Buyer all Leases, Contracts and Permits relating to the Assets. In addition, as part of Buyer's due diligence review of the Assets, Buyer shall:

               3.1.1 Title Commitment. Cause Lawyers Title Insurance
                      ----------------
Corporation (the "Title Company") to prepare and furnish to Buyer a commitment (the "Title Commitment") for an owner's policy of title insurance (the "Owner's Policy") covering the Real Property and Improvements and setting forth the matters which the Title Company believes affect the Real Property and Improvements. Buyer acknowledges that title to the Real Property and Improvements shall be subject to the Permitted Encumbrances;

               3.1.2 Survey. Secure a survey (the "Survey") of the Real Property
                     ------
showing the boundaries of the Real Property and the location on the Real Property of all Improvements and all recorded easements and building setback lines, accompanied by a metes and bounds description of the Real Property;

               3.1.3 Buyer's Title Objections. Prior to 5:00 p.m. on November 2,
                     ------------------------
1995 (i.e. the expiration of the Inspection Period) examine the Title Commitment
     -----
and the Survey (collectively the "Real Property Documents"), and notify Seller of any matters referred to in or discoverable from any of the Real Property Documents to which Buyer objects ("Title Objections"). Seller has no duty or obligation whatsoever to, but Seller may, cure or attempt to cure any of such Title Objections. Buyer shall conclusively be deemed to have reviewed, accepted, and approved all matters which are referred to in or discoverable from any of the Real Property Documents which Buyer does not timely notify Seller that such matters constitute Title Objections. After the expiration of the Inspection Period, if Buyer refuses to purchase the Assets because of any matters which are referred to in or discoverable from any of the Real Property Documents, such refusal shall constitute a default by Buyer hereunder unless (i) prior to the expiration of the Inspection Period, Buyer timely notified Seller of Buyer's Title Objections, if any, and (ii) such Title Objections are not cured (or waived by Buyer). If, for any reason whatsoever, Seller does not cure, or elects not to cure, any Title Objections, Seller shall so notify Buyer, whereupon, prior to 5:00 p.m. on the earlier of (x) the third (3rd) day after Buyer's receipt of such notice from Seller, or (y) five (5) days before the Closing Date, but not thereafter, Buyer shall elect to either (1) terminate this Agreement, or (2) waive all uncured Title Objections, purchase the Assets, and accept the Owner Policy and the Deed subject to all uncured Title Objections (in addition to all matters to which Buyer did not timely object), without any reduction in the Purchase Price; and

               3.1.4 Future Encumbrances. If, on or before the Closing Date, it
                     -------------------
comes to Buyer's attention that additional matters adversely affecting title to the Real Property and Improvements become recorded in the public records that are not Permitted Encumbrances, and such matters arise by, through or under Seller, then, within five (5) days following receipt of notice thereof by Buyer, Seller will notify Buyer, in writing, whether it elects, in its sole discretion, to cure such title matters. In the event Seller elects not to cure such matters prior to

                                                                 EXECUTION COPY

Closing, Buyer shall have the right, for five (5) days only, after receipt of Seller's notice to notify Seller in writing of Buyer's election to (i) immediately terminate this Agreement, in which event Buyer shall receive a full refund of the Deposit, and no Party shall have any further rights or claims hereunder or arising out of this Agreement, or (ii) waive such title matters, without any reduction in the Purchase Price with the Closing to occur ten (10) days after the date of Buyer's Notice or the original Closing Date, whereupon such waived title matters shall be deemed Permitted Encumbrances. In the event Buyer fails to notify Seller within such five (5) day period, Buyer shall be deemed to have waived such title matters as provided in this Section 3.1.4(ii).

          In the event Seller elects to cure such title matters, Seller may extend the Closing for a period not to exceed sixty (60) days, and if Seller is unable to effectuate the cure within such extended period, Seller may terminate this Agreement, in which event Buyer shall receive a full refund of the Deposit, and no Party shall have any further rights or claims hereunder or arising out of this Agreement.

          3.2 Buyer's Discretionary Termination. If Buyer decides, for any
              ---------------------------------
reason, in Buyer's sole discretion, not to purchase the Assets, Buyer shall so notify Seller in writing (a) prior to 5:00 p.m., November 2, 1995 (ie. the
                                                                   --
expiration of the Inspection Period), or (b) if the acquisition of Buyer by Greenfield Industries, Inc. ("Greenfield") or Greenfield's affiliate pursuant to the Agreement executed between Buyer and Greenfield dated August 11, 1995 does not occur prior to the Closing Date. In the event Buyer timely notifies Seller as aforesaid, that Buyer has decided not to purchase the Assets, such notification shall constitute a termination of this Agreement, in which event Buyer shall receive a full refund of the Deposit, and no Party shall have any further rights or claims hereunder or arising out of this Agreement. If Buyer fails to notify Seller prior to the expiration of the Inspection Period of Buyer's decision not to purchase the Assets, Buyer shall irrevocably be deemed to have accepted, approved and consented to all matters, conditions, circumstances and events concerning the Assets and the Condition of the Assets, and if Buyer thereafter refuses to pay the Purchase Price and to purchase the Assets, or otherwise terminates this Agreement (except as allowed hereunder), any such refusal or termination shall constitute a default by Buyer hereunder.


                                   ARTICLE 4
                                   ---------

                            CONDITION OF THE ASSETS
                            -----------------------

          4.1 Condition of the Assets; No Warranty; Buyer's Assumption of Risk.
              ----------------------------------------------------------------
The term "Condition of the Assets" means and includes all current and former facts and circumstances about the Assets, including, without limitation:

               4.1.1 Physical Condition of the Assets. The quality, nature and
                     --------------------------------
adequacy of the physical condition of the Assets, including, without limitation, the quality of the design, labor and materials used to construct the Improvements; the condition of structural elements, foundations, roofs, glass, mechanical, plumbing, electrical, HVAC, sewage, and utility components and systems; the capacity or availability of sewer, water, or other utilities; the geology, flora, fauna, soils, subsurface conditions, groundwater, landscaping, and irrigation of or with respect to the Real Property; the location of the Assets in or near any special taxing district, flood hazard zone, wetlands area, protected habitat, geological fault or subsidence zone, hazardous waste disposal or clean-up site, or other special area, the existence, location, or condition of ingress, egress, access, and parking; the condition of the Personal Property and any fixtures; and the presence of any asbestos or other Hazardous Materials, dangerous, or toxic substance, material or waste in, on, under or about the Real Property and Improvements;

                                                                 EXECUTION COPY


                4.1.2 Development Potential of the Assets. The development
                      -----------------------------------
potential, economic feasibility, cash flow and expenses of the Assets; the habitability, merchantability, fitness, suitability and adequacy of the Assets for any particular use or purpose;

               4.1.3 Legal Compliance of Assets. The compliance or non-
                     --------------------------
compliance of Seller or any other person or entity or the operation of the Assets or any part thereof in accordance with, and the contents of (i) all codes, laws, ordinances, regulations, agreements, licenses, permits, approvals and applications of or with any governmental authorities asserting jurisdiction over the Assets, including, without limitation, those relating to zoning, building, public works, parking, fire and police access, handicap access, life safety, subdivision and subdivision sales, and Hazardous Materials, dangerous, and toxic substances, materials, conditions or waste, including, without limitation, the presence of Hazardous Materials in, on, under or about the Assets that would cause state or federal agencies to order a clean up of the Assets under any Environmental Laws, and (ii) all agreements, covenants, conditions, restrictions (public or private), development agreements, site plans, building permits, building rules, and other instruments and documents governing the use, management, and operation of the Assets. "Environmental Laws" shall mean and include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq. and all other and similar existing and future federal, state and municipal statutes, rules, regulations, ordinances governing the environment or the generation, disposal or storage of any Hazardous Materials, all as amended from time to time, and all rules and regulations promulgated thereunder. The term "Hazardous Materials" shall mean and include, without limitation, asbestos, polychlorinated biphenyls, petroleum products and any other hazardous or toxic materials, wastes, and substances that are defined as such in any Environmental Laws;

               4.1.4 Insurance. The availability, cost, terms and coverage of
                     ---------
liability, hazard, comprehensive and any other insurance of or with respect to the Assets; and

               4.1.5 Condition of Title. The condition of title to the Assets,
                     ------------------
including, without limitation, vesting, legal description, matters affecting title, title defects, liens, encumbrances, boundaries, encroachments, mineral rights, options, easements, and access; violations of restrictive covenants, zoning ordinances, setback lines, or development agreements; the availability, cost, and coverage of title insurance; leases, rental agreements, occupancy agreements, rights of parties in possession of, using, or occupying any of the Assets; and standby fees, taxes, bonds and assessments.


          4.2 No Warranty or Representation. Buyer acknowledges that Seller
              -----------------------------
makes no representations or warranties whatsoever, express, implied, or arising by operation of law, with respect to the Assets or the Condition of the Assets. Buyer hereby represents and warrants to Seller that Buyer has not entered into this Agreement based upon any representation, warranty, agreement, statement, or expression of opinion by Seller, or any other person or entity acting, or allegedly acting, for or on behalf of Seller with respect to Seller, the Assets, or the Condition of the Assets. Buyer agrees that the Assets will be sold and conveyed to (and accepted by) Buyer at the Closing in the then condition of the Assets, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR ORAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS, IMPLIED, OR ARISING BY OPERATION OF LAW, other than the limited special warranty of title in the quitclaim covenants of the Deed. Without limiting the generality of the foregoing, except for the limited special warranty of title in the Deed, the transaction contemplated by this Agreement is without any statutory, express, or implied warranty, representation, agreement, statement, or expression of opinion of or with respect to (i) the Condition of the Assets or any aspect thereof, including, without limitation, any and all statutory, express, or implied representations or warranties related to suitability for habitation, merchantability, or fitness for a particular use or purpose, (ii) the nature or quality of construction, structural design, or engineering of the

                                                                  EXECUTION COPY

improvements, (iii) the quality of the labor or materials included in the Improvements, (iv) the soil conditions, drainage, topographical features, flora, fauna, or other conditions of or which affect the Assets, (v) any conditions at or which affect the Assets with respect to any particular use, purpose, development potential, or otherwise, (vi) area, size, shape, configuration, location, access, capacity, quantity, quality, cash flow, expenses, value, condition, make, model, composition, accuracy, completeness, applicability, assignability, enforceability, exclusivity, usefulness, authenticity, or amount,
(vii) any statutory, express, or implied representations or warranties created by any affirmation of fact or promise, by any description of the Assets, or by operation of law, (viii) any environmental, botanical, zoological, hydrological, geological, meteorological, structural, or other condition or hazard or the absence thereof heretofore, now, or hereafter affecting in any manner any of the Assets, and (ix) all other statutory, express, or implied representations and warranties by Seller whatsoever. Further, Buyer represents and warrants to Seller that Buyer has knowledge and expertise in financial and business matters that enable Buyer to evaluate the merits and risks of the transaction contemplated by this Agreement.

          4.3 Buyer's Assumption of Risk - Release. Buyer hereby releases and
              ------------------------------------
discharges Seller from all liability and waives all claims against Seller for, and Buyer hereby assumes the risk with respect to, the Condition of the Assets, including, without limitation, all patent and latent defects, hazards, and dangerous conditions on or about the Assets, whether or not discoverable prior to the Closing Date. Buyer acknowledges that Buyer is assuming the risk of such unknown and unanticipated claims and damages and agrees that the releases applicable pursuant to the provisions of this Section 4.3 shall survive the Closing and shall be contained in the Deed.

          4.4 Survival. The provisions of Article 4 shall survive the Closing
              --------
and delivery of the Deed.


                                   ARTICLE 5
                                   ---------

                    SELLER'S REPRESENTATIONS AND WARRANTIES
                    ---------------------------------------

          5.1 Seller's Representations and Warranties. Seller hereby covenants,
              ---------------------------------------
represents and warrants to Buyer as of the Effective Date and as of the Closing Date as follows:

               5.1.1 Good Standing. Seller is a general partnership duly
                     -------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, licensed to do business in the Commonwealth of Massachusetts.

               5.1.2 Due Authority. This Agreement has been duly authorized,
                     -------------
executed and delivered by Seller. All documents that are to be executed by Seller and delivered to Buyer on the Closing have been, or on the Closing Date will be, duly executed, authorized and delivered by Seller. This Agreement and all such documents are and, on the Closing Date, will be legal, valid and binding obligations of Seller, enforceable in accordance with their terms (subject to customary bankruptcy exceptions) and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial or administrative order to which Seller is a party or to which Seller or the Assets is subject.

               5.1.3 Consents. No consent, approval, order or authorization of
                     --------
any Person not a party to this Agreement, and no consent, approval, declaration or filing with any governmental authority on the part of Seller is required in connection with the execution and delivery of this Agreement or the performance of the transactions contemplated herein (collectively the "Consents").

               5.1.4 No Default. Assuming Consents are obtained, neither the
                     ----------
execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby (i) has constituted

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                                                                  EXECUTION COPY


or resulted in, or with the passage of time, will constitute or result in a breach of, or constitute a default under any contract, agreement or understanding (including any Contracts) whether written or oral by and between Seller and any other party, (ii) has violated, or with the passage of time, will violate any court order, judgment, law, ordinance, regulation, or restriction to which Seller is a party or by which Seller, or any of Seller's assets, may be bound, the result of which could have a material adverse effect on the Assets.


                                   ARTICLE 6
                                   ---------

                    BUYER'S REPRESENTATIONS AND WARRANTEES
                    --------------------------------------

          6.1 Buyer's Representations and Warranties. Buyer hereby covenants,
              --------------------------------------
represents and warrants to Seller as of the Effective Date and as of the Closing Date as follows:

               6.1.1 Good Standing. Buyer is a corporation duly organized and in
                     -------------
good standing under the laws of the State of Massachusetts.

               6.1.2 Due Authority. This Agreement has been duly authorized,
                     -------------
executed and delivered by Buyer and in conformance with Buyer's organizational charter and by-laws and pursuant to a validly existing vote of Buyer's Board of Directors, duly constituted. All documents that are to be executed by Buyer and delivered to Seller on the Closing have been or, on the Closing Date, will be duly executed, authorized and delivered by Buyer. This Agreement and all such documents are and, on the Closing Date, will be legal, valid and binding obligations of Buyer, enforceable in accordance with their terms (subject to customary bankruptcy exceptions) and do not and, at the time of Closing, will not violate any provisions of any agreement or judicial or administrative order to which Buyer is a party or to which Buyer is subject.

               6.1.3 Consents. In connection with the execution and delivery of
                     --------
this Agreement or the performance of the transactions contemplated herein, Buyer is unaware of any Consents.

               6.1.4 No Default. Neither the execution and delivery of this
                     ----------
Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby (i) has constituted or resulted in or will, with the passage of time, constitute or result in a breach of or constitute a default under any contract, agreement or understanding whether written or oral by and between Buyer and any other party, or (ii) has violated or will, with the passage of time, violate any court order, judgment, law, ordinance, regulation, or restriction to which Buyer is a party, or by which it or any of its assets may be bound.


                                   ARTICLE 7
                                   ---------

                   OBLIGATIONS OF THE PARTIES UNTIL CLOSING
                   ----------------------------------------

          7.1 Obligations of the Parties Until the Closing. The Parties
              --------------------------------------------
respectively covenant, represent and warrant to each other as follows:


               7.1.1 Leases. Following the Effective Date, Seller shall not
                     ------
enter into any Leases for any portion of the Assets without the prior written consent of Buyer.

               7.1.2 Insurance Coverage. From the date hereof until the
                     ------------------
Closing Date, Seller shall, at Seller's own expense, keep and maintain in full force and effect the Insurance as currently insured.

                                                                  EXECUTION COPY

                                   ARTICLE 8
                                   ---------

                          CASUALTY LOSS/CONDEMNATION
                          --------------------------

          8.1 Risk of Loss. Seller shall bear the risk of loss or damage to the
              ------------
Improvements and the Personal Property until the Closing, and thereafter, Buyer shall bear the risk of loss.

          8.2 Casualty Loss. Any loss, damage, or destruction to the
              -------------
Improvements or the Personal Property after the Effective Date and prior to the Closing Date shall be a "Casualty". A Casualty shall be deemed "substantial"
                         --------
if the cost of restoring, replacing, and/or repairing such Improvements and/or Personal Property exceeds ten percent (10%) of the Purchase Price.

          8.3 Non-Substantial Casualty. In the event of a Casualty which is not
              ------------------------
"substantial", at Seller's sole option and without notice to Buyer except as set forth in this Section 8.3. with respect to postponing the Closing Date, Seller may without repairing the Casualty, without recourse or warranty on Seller, quitclaim to Buyer at the Closing all of Seller's right, title, and interest, if any, in and to all hazard insurance proceeds payable with respect to the Casualty, whereupon the Closing shall take place as if no Casualty had occurred and without any reduction in the Purchase Price.

          8.4 Substantial Casualty. In the event of a Casualty which is
              --------------------
"substantial", Seller shall use Seller's best efforts to notify Buyer of such Casualty within five (5) days after Seller determines that such Casualty is "substantial". Within ten (10) days after receipt of such notice from Seller, but not thereafter, Buyer shall elect to either (i) terminate this Agreement, whereupon the Deposit, together with all interest thereon, shall be forthwith returned to Buyer and this Agreement shall be deemed null and void and without recourse to either Party hereto, or (ii) purchase the Assets on the Closing Date in its then current condition, without any reduction in the Purchase Price, and accept a quitclaim, without recourse or warranty on Seller, of all of Seller's right, title, and interest, if any, in and to all hazard insurance proceeds payable with respect to such Casualty, up to, but not exceeding, the amount of the Purchase Price.

          8.5 Condemnation. After the Effective Date and prior to the Closing,
              ------------
the institution of any proceeding seeking the taking of all or any portion of or interest in the Assets shall constitute a "Taking". A Taking shall be deemed
                                           ------
"substantial" if the value of the Assets which is the subject of the Taking exceeds ten percent (10%) of the Purchase Price. Seller agrees to use Seller's best efforts to furnish Buyer notice of a Taking within ten (10) days after Seller's knowledge thereof.

          8.6 Non-Substantial Condemnation. In the event of a Taking which is
              ----------------------------
not "substantial", Buyer shall have no right to terminate this Agreement or to receive any reduction in the Purchase Price, and the Closing shall occur as if no Taking had occurred except, at the Closing, Seller shall quitclaim to Buyer, without recourse or warranty on Seller, all of Seller's right, title, and interest, if any, in and to all awards, damages, and compensation payable to Seller on account of such Taking.

          8.7 Substantial Condemnation. In the event of a Taking which is
              ------------------------
"substantial", within ten (10) days after receipt of notice from Seller of such Taking, but not thereafter, Buyer shall elect to (i) terminate this Agreement, whereupon the Deposit, together with all interest thereon, shall be forthwith returned to Buyer and this Agreement shall be deemed null and void and without recourse to either Party hereto, or (ii) purchase the Assets on the Closing Date subject to the Taking in its then current condition, without any reduction in the Purchase Price, and accept a quitclaim, without recourse or warranty on Seller, of all of Seller's right, title, and interest, if any, in and to all awards, damages, and compensation payable to Seller on account of such Taking.

                                                                 EXECUTION COPY


                                   ARTICLE 9
                                   ---------

                                    CLOSING
                                    -------

          9.1 Closing. The consummation of the transaction contemplated in this
              -------
Agreement (the "Closing") shall occur at 10:00 a.m., on January 25, 1996 (the "Closing Date"), in the offices of the Title Company.

          9.2 Seller's Closing Documents. At Closing, Seller shall deliver or
              --------------------------
cause to be delivered to the Title Company the following:

                  9.2.1 Deed. A quitclaim deed (the "Deed") covering the Real
                        ----
Property and the Improvements, executed and acknowledged by Seller;

                  9.2.2 Bill of Sale. A bill of sale (the "Bill of Sale")
                        ------------
covering the Personal Property, executed and acknowledged by Seller, in the form set forth on Exhibit 9.2.2 attached hereto and made a part hereof for all purposes;
                  9.2.3 Assumption of Leases. An Assignment and Assumption of
                        --------------------
Leases covering the Leases, the Rents and the Deposits, executed and acknowledged by Seller and to be executed and acknowledged by Buyer, in the form set forth on Exhibit 9.2.3 attached hereto and made a part hereof for all purposes;

                  9.2.4 Non-Foreign Affidavit. A duly executed Non-Foreign
                        ---------------------
Certification in the form prescribed by (S)1445 of the Code;

                  9.2.5 Keys. To the extent, to Seller's actual, current
                        ----
knowledge, the same are in Seller's possession, keys to all locks in the Improvements;

                  9.2.6 Seller's Authorization. Documentation establishing that
                        ----------------------
the person(s) executing this Agreement, the Conveyance Documents, and any other documents with respect to the transaction contemplated by this Agreement on behalf of Seller has full authority to do so; and

                  9.2.7 Additional Documents. Any and all other documents
                        --------------------
reasonably required by Buyer or the Title Company to consummate the Closing, duly executed, sworn to, and/or acknowledged (when the form of the document so provides), by Seller.

                  9.2.8 Closing Instructions to Title Company. Closing
                        -------------------------------------
instructions, addressed to the Title Company, which authorize the Title Company to simultaneously record the Deed and deliver the Bill of Sale and Assignment and Assumption of Leases and Assignment and Assumption of Contracts (collectively the "Conveyance Documents") to Buyer and deliver to Seller the Purchase Price (less Seller's closing costs).

          9.3 Buyer's Closing Documents. At Closing, Buyer shall execute, swear
              -------------------------
to, acknowledge (when the form of the document so provides), and/or deliver to Title Company the Conveyance Documents and the following:

                  9.3.1 Purchase Price. Cash in the amount of the balance of the
                        --------------
Purchase Price, after all adjustments and prorations provided for herein;

                  9.3.2 Buyer's Authorization. Evidence satisfactory to Seller
                        ---------------------
and the Title Company that the person(s) executing this Agreement, the Conveyance Documents, and any other documents with respect to the transaction contemplated by this Agreement as or on behalf of Buyer has full right, power, and authority to do so;

                  9.3.3 Notice to Tenants. Written notices addressed to the
                        -----------------
Tenants notifying the Tenants that Buyer is the new landlord under the Leases and that from and after the date of the purchase of the Assets by Buyer, Buyer has assumed and agreed to perform all duties and obligations of landlord under the Leases and is solely responsible for all Rents and the Deposits;

                  9.3.4 Buyer's Closing Certificate. Buyer's Closing Certificate
                        ---------------------------
in the form set forth on Exhibit 9.3.4 attached hereto and made a part hereof
                         -------------
for all purposes; and

                  9.3.5 Additional Documents. Any and all other documents
                        --------------------
reasonably required by Seller or the Title Company to consummate the Closing, duly executed, sworn to and/or acknowledged (when the form of document so provides), by Buyer.

          9.4 Buyer's Closing Costs. Buyer shall pay in Cash at the Closing each
              ---------------------
and all of the following Closing costs:

                  9.4.1 Recording Fees. Filing and recording fees for the Deed,
                        --------------
and all other documents (other than documents, if any, curing Title Objections) required by law or the Title Company or requested by Buyer to be filed or recorded;

                  9.4.2 Premium - Owner Policy. The premium for the Owner's
                        ----------------------
Policy;

                  9.4.3 Buyer's Pro Rata Share. Buyer's proportionate share of
                        ----------------------
the items prorated pursuant to Article 10 hereof; and

                  9.4.4 Buyer's Miscellaneous Costs. Unless otherwise expressly
                        ---------------------------
provided herein, all other fees, costs, and expenses customarily paid by a purchaser of improved real property in the county where the Closing occurs.

          9.5 Seller's Closing Costs. Seller shall pay each and all of the
              ----------------------
following Closing costs:

                  9.5.1 Seller's Attorney's Fees. Seller's attorney's fees
                        ------------------------
incurred in drafting and negotiating this Agreement and in Closing the transaction contemplated in this Agreement;

                  9.5.2 Recording Fees. Filing and recording fees for documents,
                        --------------
if any, curing Title Objections;

                  9.5.3 Seller's Pro Rata Share. Seller's proportionate share
                        -----------------------
of the items prorated pursuant to Article 10 hereof; and

                  9.5.4 Seller's Miscellaneous Closing Costs. Unless otherwise
                        ------------------------------------
expressly provided herein, all other fees, costs, and expenses customarily paid by a seller of improved real property in the county where the Closing occurs.

                                                                  EXECUTION COPY

                                  ARTICLE 10
                                  ----------

                            PRORATIONS/ADJUSTMENTS
                            ----------------------

          10.1 Costs and Prorations. The Parties shall prorate all customarily prorated items including:

                  10.1.1 Transfer Costs. Buyer shall assume and promptly pay, on
                         --------------
or before the Closing Date, all transfer taxes or fees, sales and use taxes, deed stamps, documentary stamps, recording costs, assessments, assignment fees and charges and all other sums imposed by any governmental authority, with respect to the sale and purchase of the Assets and the consummation of the terms and conditions of the Agreement;

                  10.1.2 Property Tax and Betterment Proration. As of the
                         -------------------------------------
Closing Date, the Parties shall prorate and apportion the Property Taxes for the current fiscal year on the basis of actual calendar days and a 365-day year. Property Taxes for the period up to and including the Closing Date shall be allocated to Seller, and Property Taxes for the period following the Closing Date shall be allocated to and shall be paid by Buyer, and the net amount thereof shall be added to or deducted from, as the case may be, the Purchase Price. If, at the Closing, the amount of the Property Taxes is not known, they shall be apportioned on the basis of the Property Taxes assessed for the preceding year, with reapportionment as soon as the new tax rate and valuation can be ascertained; and if the Property Taxes which are to be apportioned shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the Parties, provided that neither Party shall be obligated to institute or prosecute proceedings for an abatement. Any abatements hereafter obtained by Seller with respect to any period of Seller's ownership prior to the Closing Date shall be the sole property of Seller. The obligations of the Parties with respect to any recalculation or reapportionment of Property Taxes shall survive the Closing. If, on the Closing Date, the Real Property, or any part thereof, shall be or shall have been affected by a betterment or special assessments, which are or may become payable in installments, then, for the purpose of this Agreement, all the unpaid installments of any such assessments which are to become due and payable after the Closing Date, shall be paid by Seller as of the Closing Date;

                  10.1.3 Leases/Rent. All fixed rents, escalation charges,
                         -----------
percentage rents and additional rents under any Lease(s) shall be prorated as of the Closing Date;

                  10.1.4 Utilities. Utility charges, including water, sewer,
                         ---------
oil, gas, steam and electric, shall be prorated as of 5:00 p.m. on the day prior to the Closing Date, Seller agreeing to have all meters read within five (5) days of the Closing Date, and Seller shall be responsible for utility charges up to the Closing Date and Buyer shall be responsible for the period on and following the Closing Date. Seller shall use reasonable efforts to transfer all utilities to Buyer's name as of the Closing Date and to receive a direct bill from the provider of utilities. Any unfixed water meter charges and any unfixed sewer rents based thereon shall be apportioned on the basis of the rate of consumption indicated by the most recent meter reading applied to the intervening period since such reading, with a reapportionment as soon as the actual bills become available. The obligations of the Parties with respect to any such reapportionment shall survive the Closing;

                  10.1.5 Insurance. Buyer shall obtain its own insurance and no
                         ---------
adjustment shall be made for any premiums which may have been paid by Seller for any period following the Closing Date. Any refunds for prepaid premiums made to Seller shall belong to Seller;

                                                                 EXECUTION COPY

                  10.1.6 Permits. All charges and fees paid by Seller for
                         -------
Permits for any period following the Closing Date shall be apportioned, and Seller shall receive a credit for any amounts paid for any period following the Closing Date;

                  10.1.7 Deposits Held by Others. The amount of any deposits
                         -----------------------
held by utilities, financial institutions and other persons or entities made by Seller, if any, shall remain Seller's sole property and Buyer shall make such deposits from Buyer's funds as Buyer deems necessary; and

                  10.1.8 Other Expenses. All other unbilled expenses as of the
                         --------------
Closing Date, or expenses pre-paid by Seller for a period beyond the Closing Date, which arise out of the existence, use, ownership, occupancy, operation and/or maintenance of the Assets shall be pro-rated between the Parties as of the Closing Date.


                                  ARTICLE 11
                                  ----------

                              BROKERS' COMMISSION
                              -------------------

          11.1 Commission. Each Party represents and warrants to the other that,
               ----------
no real estate broker or agent has been used, consulted, or retained by such Party in connection with this Agreement or the Assets. Each Party agrees to indemnify the other Party against all liability for compensation, commissions, finder's, or other fees (including reasonable attorney's fees and costs of court but specifically excluding original or renewal commissions with respect to any Leases) attributable to this Agreement or the Assets which are alleged to be due by the authorization or on account of the actions of the indemnifying Party.

          11.2 Superseding Agreement. When this Agreement has been signed by the
               ---------------------
Parties and by Brokers, the provisions of this Article 11 shall supersede the provisions of all other agreements, written or oral, including, without limitation, listing, management, sales, leasing commission, and marketing agreements, between Brokers and either Party relating to the Assets. Brokers acknowledge and agree that all such other agreements are null and void and of no further force and effect, and Brokers hereby release and discharge the Parties to such other agreements from all liability thereunder.


                                  ARTICLE 12
                                  ----------

                                    NOTICES
                                    -------

          12.1 Notices. All notices, consents, approvals and other
               -------
communications provided for herein or given in connection herewith shall be validly given, made, delivered or served if in writing and delivered personally against receipt, or sent by registered, certified mail, receipted overnight service, postage prepaid or by telefax delivery to:

                                                                  EXECUTION COPY


SELLER AT:                       RAGS III
                                 2 Fox Place
                                 Newton Centre, MA 02159
                                 Attention: Gary Sable
                                 Telephone: (617) 332-6105
                                 Telecopier: (617) 332-6105

WITH A COPY TO:                  Paul J. McNamara, Esquire
                                 Masterman, Culbert & Tully
                                 One Lewis Wharf
                                 Boston, MA 02110
                                 Telephone: (617) 227-8010
                                 Telecopier: (617) 227-2630

BUYER AT:                        Rule Industries, Inc.
                                 70 Blanchard Road
                                 Burlington, MA 01803
                                 Attn: John A. Geishecker, Jr.,
                                 Vice President
                                 Telephone: (617) 272-7400
                                 Telecopier: (617) 272-0920

WITH A COPY TO:                  Robert L. Birnbaum, Esquire
                                 Foley, Hoag & Eliot
                                 One Post Office Square
                                 Boston, MA 02109
                                 Telephone: (617) 482-1390
                                 Telecopier: (617) 482-7347

TITLE COMPANY AT:                Lawyers Title Insurance Corporation
                                 225 Franklin Street, Suite 3010
                                 Boston, MA 02110
                                 Attention: James T. Sabaitis, Esquire
                                 Telephone: (617) 451-2500
                                 Telecopier: (617) 451-9258

or to such other addresses as either Party hereto may from time to time designate in writing and deliver to the other Party in a like manner. Notices, consents, approvals and communications given by mail, delivery service or telefax delivery shall be deemed delivered as of the date of postmark, deposit with an overnight delivery service or delivery by telefax.


                                  ARTICLE 13
                                  ----------

                                INDEMNIFICATION
                                ---------------

          13.1 Indemnification by a Party. When one Party agrees to indemnify
               --------------------------
the other Party pursuant to this Agreement, the indemnifying Party, at its sole cost and expense, agrees to indemnify, keep indemnified, defend, and hold the indemnified Party harmless (including, without implied limitation, its officers, directors,

                                                                  EXECUTION COPY


agents, contractors, employees, representatives, attorneys, successors and assigns) from and against any and all obligations, undertakings, contractual responsibilities, income or other tax obligations due pursuant to the Code or applicable state tax laws/regulations, claims, demands, actions, causes of action, legal proceedings, audits, investigations, damages, losses, liabilities, fees (including reasonable and necessary attorney's fees), costs (including costs of court), penalties, interest and expenses (each an "Obligation") in any way or manner whatsoever attributable to any action, conduct, omission, or failure to act by the indemnifying Party, or any employee, agent, attorney, officer, director, independent contractor, licensee, invitee, or any other Person or entity whatsoever acting or allegedly acting for or on behalf of the indemnifying Party, with respect to the matter(s) being indemnified against, including, without limitation, those due to personal injury or death.

          13.2 Seller's Indemnity. Seller hereby covenants and agrees to
               ------------------
indemnify Buyer against (i) liability with respect to the breach of any warranty or representation of Seller herein, and (ii) any Obligation alleged or claimed by any Person (not a Party) arising out of the existence, use, ownership, occupancy, operation and/or maintenance of the Assets, occurring or relating prior to the Closing Date for which Seller would have been liable to such Person, absent the provisions of this Agreement, including, without limitation and subject to the foregoing:

                  13.2.1 Contracts. Any Obligation arising prior to the Closing
                         ---------
Date with respect to any Contract and under all other obligations, undertakings, contracts, agreements and writings entered into, by or on behalf of Seller in respect to the existence, use, ownership, occupancy, operation and/or maintenance of the Assets or any portion thereof; and

                  13.2.2 Property Taxes. Any Obligation for payment of Property
                         --------------
Taxes due, assessed and payable arising for any period of time prior to the Closing Date; and

                  13.2.3 Personal Injury. Any Obligation arising out of an
                         ---------------
accident, injury, death or damage whatsoever caused to any person or entity, or loss of property occurring prior to the Closing Date in or about the Real Property or Improvements or any part thereof, or on any other property connected with or adjacent thereto; and

Seller further agree, upon notice from Buyer, to contest any demand, claim, suit, or action against which Seller have hereinabove agreed to indemnify and hold Buyer harmless with counsel satisfactory to Buyer and to bear all costs and expenses of such contest and defense. Seller's indemnity obligations under this
Section 13.2 shall survive the Closing.

          13.3 No Third Party Beneficiary - Limited Liability of Seller. Except
               --------------------------------------------------------
for the Parties and their respective heirs, successors, legal representatives, and assigns, no person or entity has any rights or benefits under this Agreement, and no person or entity is a third party beneficiary of this Agreement. The maximum liability of Seller in any way or manner whatsoever attributable to this Agreement, the Assets, the Condition of the Assets, or Seller's relationship with Buyer shall be limited to Seller's interest in the Assets, if any, at the time any such liability is established, and Buyer hereby waives, releases, discharges, and abandons all other rights, interests, claims, demands, actions, causes of action, and liabilities whatsoever.

          13.4 Buyer's Indemnity. Buyer hereby covenants and agrees to indemnify
               -----------------
Seller against (i) liability with respect to the breach of any warranty or representation of Buyer herein, and (ii) any Obligation alleged or claimed by any Person (not a Party) arising out of the existence, use, ownership, occupancy, operation and/or maintenance of the Assets following the Closing Date for which Buyer would have been liable to such Person, absent the provisions of this Agreement, including, without limitation and subject to the foregoing:

                  13.4.1 Property Taxes. Any Obligation for payment of Property
                         --------------
Taxes arising from any period of time following the Closing Date;

                  13.4.2 Personal Injury. Any Obligation arising out of an
                         ---------------
accident, injury, death or damage whatsoever caused to any person or entity, or loss of property occurring following the Closing Date in or about the Real Property or Improvements or any portion thereof, or on any other property connected with or adjacent thereto; and

                  13.4.3 Hazardous Materials. Any Obligation arising out of the
                         -------------------
presence of any Hazardous Materials in, on or about the Assets (not in compliance with applicable laws, rules or regulations).

Buyer further agrees, upon notice from Seller, to contest any demand, claim, suit, or action against which Buyer has hereinabove agreed to indemnify and hold Seller harmless with counsel satisfactory to Seller, and to bear all costs and expenses of such contest and defense. Buyer's obligations under this Section
13.4 shall survive the Closing.


                                  ARTICLE 14
                                  ----------

                               DEFAULT/REMEDIES
                               ----------------

          14.1 Buyer's Default. The Parties hereby acknowledge and agree that
               ---------------
Seller's damages in the event of a breach of this Agreement by Buyer's refusal to consummate this Agreement would be difficult or impossible to determine. The Parties therefore agree that Seller's right to retain Seventy-five Thousand and 00/100 Dollars ($75,000.00) of the Deposit as liquidated damages (together with attorney's fees, if any, as provided pursuant to Section 14.3) shall be Seller's sole remedy at law or in equity in the event the Closing does not occur by reason of a breach of this Agreement by Buyer. The balance of the Deposit, Forty-five Thousand and 00/100 Dollars ($45,000.00) shall be retained as an additional security deposit under the Extended Lease.

          14.2 Seller's Default. The Parties hereby acknowledge and agree that
               ----------------
if, for any reason, Seller is unable or unwilling to perform its obligations under this Agreement at the time and in the manner required herein, or if Seller shall be in default of any obligation under this Agreement, Buyer may, at Buyer's option, by written notice to Seller, terminate this Agreement, whereupon Buyer shall be entitled to an immediate refund of the Deposit, which is to be retained by Seller as an additional security deposit under the Extended Lease, whereupon this Agreement shall be deemed null and void and without further recourse to either Party hereto.

          14.3 Attorney's Fees. In the event either Party hereto finds it
               ---------------
necessary to bring an action at law or other proceeding against the other Party to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement or by reason of any breach or default hereunder or thereunder, the Party prevailing in any such action or proceeding shall be paid all costs, including reasonable attorney's fees.

          14.4 No Waiver. No delay in exercising any right or remedy shall
               ---------
constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

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                                                                 EXECUTION COPY

                                  ARTICLE 15
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          15.1 Buyer's Purchase. This Agreement is intended to satisfy any and
               ----------------
all requirements of Article 24, Section 24.01 of the Extended Lease.

          15.2 Entire Agreement. This Agreement contains the entire agreement
               ----------------
between the Parties concerning the Assets. This Agreement supersedes all prior and contemporaneous oral and written representations, warranties, covenants and agreements by or between the Parties with respect to the Assets.

          15.3 Time is of the Essence. Time is of the essence in the performance
               ----------------------
of each Party's respective obligations hereunder.

          15.4 Saturday, Sunday, and Legal Holidays; Times. If any date for the
               -------------------------------------------
performance of any matter under this Agreement (including the date for the giving of Notice and the date on which any Notice is deemed to have been received, pursuant to Article 11 hereof) falls on a Saturday, Sunday, or legal holiday observed by national banks in Boston, Massachusetts, then such date shall be extended to the next calendar day that is not a Saturday, Sunday, or such legal holiday. All references herein to a particular time on a particular date refer to the local time (daylight or standard) in the city where the Closing is to occur.

          15.5 Presumption Concerning Interpretation and Construction. Although
               -------------------------------------------------------
the first draft of this Agreement was prepared by counsel for Seller, the Parties and their respective counsel have reviewed and participated in the drafting of the final form of this Agreement. Accordingly, in the event of any conflict or ambiguity in the provisions of this Agreement, there shall be no presumption in favor of either Party with respect to the interpretation or construction hereof.

          15.6 Articles/Section Headings. The headings of the various Sections
               -------------------------
in this Agreement are for the convenience of the Parties and do not alter, modify, or limit the provisions thereof and shall not be used in construing or interpreting the provisions thereof.

          15.7 Non-recordation. Buyer shall not file or record this Agreement or
               ---------------
any evidence or memorandum of this Agreement in any public records. A violation of this provision shall constitute a default by Buyer hereunder.

          15.8 Waivers; Modifications. No delay on the part of a Party in
               ----------------------
exercising any rights or remedies hereunder shall operate as a waiver thereof, nor shall any specific waiver by a Party of any right or remedy hereunder operate or be construed as a waiver of any other right or remedy hereunder nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy hereunder (unless the provisions of this Agreement which establish any such right or remedy provide otherwise). No waiver of any right or remedy hereunder shall be valid or enforceable unless in writing and signed by the Party against whom such waiver is sought to be enforced. No modification of this Agreement shall be effective unless in writing, signed by the Parties.

          15.9 Governing Law; Venue. This Agreement has been negotiated,
               --------------------
executed, and delivered in the Commonwealth of Massachusetts, is intended to be performed wholly in the Commonwealth of Massachusetts, and the substantive laws of the Commonwealth of Massachusetts (without reference to choice of law principles) shall govern the interpretation and enforcement of this Agreement. Any court action brought to interpret or

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                                                                  EXECUTION COPY


enforce any provision(s) of this Agreement, or otherwise relating to or arising from this Agreement, shall be commenced and maintained only in the District or County Court (whichever court has amount-in-controversy jurisdiction) of Essex County where the Real Property is located, and each of the Parties irrevocably consents to exclusive jurisdiction and venue in such court for such purposes.

          15.10 Materiality. Each of Buyer and Seller's representations,
                -----------
warranties, covenants, agreements, waivers, and releases set forth herein are material and have been relied on by Buyer and Seller, respectively, in entering into this Agreement.

          15.11 Relationship of Parties. Nothing contained in this Agreement
                -----------------------
shall be deemed or construed by any Party, person, or entity as creating any relationship of principal and agent, of partnership, of joint venture, or of any association whatsoever between the Parties. No provision of this Agreement and no act or failure to act of the Parties shall be deemed to create any relationship between the Parties other than the relationship of a vendor and a vendee.

          15.12 Number of Gender of Words. Whenever any number singular or
                -------------------------
plural) is used herein, the same includes and applies to any one or more thereof, and to each thereof, jointly and severally, and words of any gender include each other gender.

          15.13 Counterparts. This Agreement is executed in multiple
                ------------
counterparts, each of which is an original, but all of which constitute but one and the same document. The signatures of each of the Parties, the Title Company and the Brokers may appear on multiple separate signature pages.


                                  ARTICLE 16
                                  ----------


                                  DEFINITIONS
                                  -----------

          Agreement. This Asset Purchase Agreement dated as of the Effective
          ---------
Date by and between Seller and Buyer.

          Assets has the meaning given in Section 1.2.
          ------

          Bill of Sale has the meaning given in Section 9.2.2.
          ------------

          Buyer means Rule Industries, Inc., a Massachusetts corporation.
          -----

          Casualty has the meaning given in Section 8.2.
          --------

          Closing Date/Closing has the meaning given in Section 9.1.
          --------------------

          Code means the Internal Revenue Code of 1986, as the same may be
          ----
amended from time to time, and as interpreted in Treasury Regulations adopted or promulgated thereunder.

          Commission has the meaning given in Section 11.1.
          ----------

          Condition of the Assets has the meaning given in Section 4.1.
          -----------------------

          Consent has the meaning given in Section 5.1.3.
          -------

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                                                                  EXECUTION COPY


          Contracts has the meaning given in Section 1.2.5.
          ---------

          Conveyance Documents has the meaning given in Section 9.2.8.
          --------------------

          Deed has the meaning given in Section 9.2.1.
          ----

          Deposit has the meaning given in Section 2.2.1.
          -------

          Deposits has the meaning given in Section 1.2.5.
          --------

          Effective Date means the latest date of execution of this Agreement by
          --------------
the Parties as set forth opposite each Party's signature.

          Environmental Laws has the meaning given in Section 4.1.3.
          ------------------

          Hazardous Materials has the meaning given in Section 4.1.3.
          -------------------

          Improvements has the meaning given in Section 1.2.2.
          ------------

          Inspection Period has the meaning given in Section 3.1.
          -----------------

          Leases has the meaning given in Section 1.2.4.
          ------

          Obligation has the meaning given in Section 13.1.
          ----------

          Owner's Policy has the meaning given in Section 3.1.1.
          --------------

          Party means, individually Seller or Buyer or collectively, as the
          -----
Parties.


          Permits has the meaning given in Section 10.1.6.
          -------

          Permitted Encumbrances. Collectively, the following matters affecting
          ----------------------
or otherwise encumbering the Assets:

          (a) Provisions of existing building and zoning laws.

          (b) Such Property Taxes as are not due and payable on the Closing Date; and

          (c) Easements, restrictions and agreements of record which (i) do not interfere with the existing use and operation of the Real Property and Improvements as an industrial and manufacturing facility, (ii) are not violated by any of the Improvements, and (iii) do not grant to third parties any right to acquire all or any part of the Assets or require the removal, alteration or relocation of any of the Improvements; and

          (e) Leases.


          Person means a natural person, partnership, limited partnership,
          ------
corporation, trust, estate, association, unincorporated association or other entity, other than a Party.

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                                                                  EXECUTION COPY


          Personal Property means, collectively, all tangible personal property
          -----------------
of every kind and nature owned by Seller, located in or upon the Assets, and used in connection with the existence, use, ownership, occupancy, operation and/or maintenance of the Assets (excluding cash, checks, charge slips and other negotiable instruments), including, without limitation:

          (a) all office equipment, furniture, fixtures and furnishings including, without limitation, all carpeting, movable partitions and lighting fixtures, and objects; and


          (b) all operating machinery and equipment, whether or not affixed to the Real Property, including, without limitation, all electrical vaults and conduits, heating and air conditioning facilities and equipment (including heat pumps, oil burners, incinerators, furnaces and other fuel-burning devices), air intake and exhaust systems, electrical generators, lighting and alarm systems, elevators and compressor systems, laundry and dry-cleaning facilities, all plumbing and sanitary disposal systems (including septic or leaching systems, if any), all inventories of replacement and/or spare parts, all maintenance, equipment, tools and machinery, and all manuals and instructional materials associated therewith.

          Property Taxes means, collectively, all taxes, assessments, charges
          --------------
and liens by any federal, state, local or municipal authority, municipality, board or agency with the power to tax, assess, lien or charge against the Real Property or any portion thereof, or against Seller, the default in payment of which may result in a lien against the Real Property or any portion thereof or against the owner of the Assets, including, without limitation, water and sewer taxes and municipal assessments and betterments, taxed, assessed or levied against all or any portion of the Real Property.

          Purchase Price has the meaning given in Section 2.1.
          --------------

          Real Property has the meaning given in Section 1.2.1.
          -------------

          Real Property Documents has the meaning given in Section 3.1.3.
          -----------------------

          Rents has the meaning given in Section 1.2.4.
          -----

          Seller means RAGS III, a general partnership.
          ------

          Survey has the meaning given in Section 3.1.2.
          ------

          Taking has the meaning given in Section 8.5.
          ------

          Tenants has the meaning given in Section 1.2.4.
          -------

          Title Commitment has the meaning given in Section 3.1.1.
          ----------------

          Title Company means Lawyers Title Insurance Corporation, Boston,
          -------------
Massachusetts.

          Title Objections has the meaning given in Section 3.1.3.
          ----------------

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                                                                  EXECUTION COPY

          EXECUTED in multiple original counterparts on the date written below the respective signatures of the Parties.


                                       SELLER:
                                       ------
                                       RAGS III


October 18, 1995                       By: /s/ Gary M. Sable
------------------                        --------------------------------
Effective Date                            Gary M. Sable, General Partner,
                                          hereunto duly authorized


                                       BUYER:
                                       -----
                                       RULE INDUSTRIES, INC.



October 18, 1995                       By: /s/ John A. Geishecker, Jr.
------------------                        --------------------------------
Effective Date                            John A. Geishecker, Jr.,
                                          Vice President,
                                          hereunto duly authorized

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                                 Exhibit 1.2.1
                                 -------------

                        Gloucester Property Description
                        -------------------------------



                                     -21-
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                                 Exhibit 1.2.4
                                 -------------

                             Lease dated 11/25/85
                             --------------------

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                                                                  EXECUTION COPY

                                 Exhibit 9.2.2
                                 -------------

                                 Bill of Sale
                                 ------------

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                                                                  EXECUTION COPY

                                 Exhibit 9.2.3
                                 -------------

                      Assignment and Assumption of Leases
                      -----------------------------------

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                                 Exhibit 9.3.4
                                 -------------

                          Buyer's Closing Certificate
                          ---------------------------



                                     -25-